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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 15, 2001 relating to the financial statements of RailAmerica, Inc. which appears in RailAmerica, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.



/s/ PricewaterhouseCoopers LLP
---------------------------------
PricewaterhouseCoopers LLP


Ft. Lauderdale, Florida
April 9, 2001